                                                                 Exhibit 10.7(a)

Attachment "A"

                                 COMPENSATION
                                 ------------

TOP MANAGEMENT PERSONNEL                                  3,000,000 lire/day
-------------------------------------------
(Saponelli)

MANAGEMENT PERSONNEL                                      1,500,000 lire/day
-------------------------------------------
(Ferrari)

SPECIALIZED PERSONNEL                                     1,000,000 lire/day
-------------------------------------------
(Fazzoletti)

QUALIFIED PERSONNEL                                       Lire 600,000 lire/day
-------------------------------------------
(other NORFIN personnel)




Milan, January 10, 2000

NORFIN S.P.A.                                DE NORA FUEL CELLS S.P.A.
/s/ Mauro Saponelli                          /s/ Michele Tettamanti
--------------------                         -----------------------
    Mauro Saponelli                              Michele Tettamanti


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

NORFIN                                       VIA BISTOLFI, 35 - 20143 MILAN
ORONZIO DE NORA GROUP                        TEL. (02) 21291 - FAX (02) 26412530

                                             Telex 310552 - 322231 ODENOR I

                                             e-mail: norfin@norfin.it

DE NORA FUEL CELLS S.p.A.
Via Bistolfi 35
20134 MILAN

                                                              Milan, May 2, 2000

Re: Cooperation and Services Supply Agreement dated 01/10/00

        With reference to the provision of point 5 of the agreement in question, please find enclosed the updated table of considerations, which takes effect on May 1, 2000.

        If you agree with same, please return a countersigned copy of this letter to indicate your acceptance.

                                                Sincerely,

For acceptance
[stamp] DE NORA FUEL CELLS spa                  [stamp] NORFIN s.p.a.
/s/ Michele Tettamanti                          /s/ Mauro Saponelli
----------------------                          -------------------------
Michele Tettamanti                              Mauro Saponelli
President                                       President

STOCK CORPORATION - CAPITAL STOCK: 37,500,000,000 LIRE (wholly paid-in) - REGISTERED IN THE CORPORATE REGISTER, REGULAR SECTION AS NO. 203816 - R.E.A. NO. 1063960 AT C.C.I.A.A., MILAN - TAX ID NO. 06036090152

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

Attachment "A"

                                 COMPENSATION
                                 ------------

TOP MANAGEMENT PERSONNEL                                  3,000,000 lire/day
-------------------------------------------
(Saponelli, Ladavas, Mora)

MANAGEMENT PERSONNEL                                      1,500,000 lire/day
-------------------------------------------
(Ferrari)

SPECIALIZED PERSONNEL                                     1,000,000 lire/day
-------------------------------------------
(Mazzoletti)

QUALIFIED PERSONNEL                                       Lire 600,000 lire/day
-------------------------------------------
(other NORFIN personnel)



For acceptance                               [stamp] NORFIN s.p.a.

[stamp] DE NORA FUEL CELLS s.p.a.
/s/ Michele Tettamanti                       /s/ Mauro Saponelli
-----------------------                      --------------------
Michele Tettamanti                           Mauro Saponelli
President                                    President

                                       4